UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2020

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 22, 2020, the Board of Directors of Cleveland-Cliffs Inc. (the "Company") elected Kimberly A. Floriani, age 37, to assume the duties of Vice President, Corporate Controller & Chief Accounting Officer of the Company. Ms. Floriani most recently was Director, Accounting & Reporting of the Company, a position she held since August 2015. She previously served as Manager, Financial Reporting of the Company from January 2012 until August 2015. Ms. Floriani replaces R. Christopher Cebula as the principal accounting officer of the Company effective April 22, 2020 in connection with Mr. Cebula’s promotion to Senior Vice President, Chief Administration Officer, Steel Mills of the Company.
In connection with her appointment as Vice President, Corporate Controller & Chief Accounting Officer of the Company, Ms. Floriani will be entitled to receive an increased base salary, increased target short-term annual incentive opportunity as a percentage of base salary and increased target long-term incentive opportunity as a percentage of base salary.
There are no arrangements or understandings between Ms. Floriani and any other persons pursuant to which she was selected to serve in her new position. There are also no family relationships between Ms. Floriani and any director or executive officer of the Company. There are no transactions or any currently proposed transaction (other than Ms. Floriani's compensation), in which the Company was or is to be a party and the amount involved exceeds $120,000, and in which Ms. Floriani had or will have a direct or indirect material interest.
In conjunction with Ms. Floriani’s election, the Company intends to enter into both a Change in Control Severance Agreement with a one-year continuation period (form of Change in Control Severance Agreement has previously been filed as Exhibit 10.1 to the Company’s Form 10-Q for the period ended September 30, 2016) and a Director and Officer Indemnification Agreement (form of Director and Officer Indemnification Agreement has been filed as Exhibit 10.2 to the Company’s Form 10-Q for the period ended March 31, 2019) with Ms. Floriani, substantially similar to those that have previously been provided to other officers of the Company.  The Change in Control Severance Agreement provides for certain payments and other benefits to be payable upon a change in control and a subsequent termination of employment in certain circumstances.  The Director and Officer Indemnification Agreement provides indemnity to Ms. Floriani against liabilities incurred in the performance of her duties to the extent allowed by Ohio corporation law and the Company’s Regulations.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders (the "Annual Meeting") of the Company was held on April 22, 2020. The final voting results for the proposals submitted for a vote of Shareholders at the Annual Meeting are set forth below:
As of February 24, 2020, there were 271,441,006 common shares of the Company entitled to vote at the Annual Meeting. Each such share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 223,323,115 common shares representing more than a majority of the voting power and constituting a quorum.
At the Annual Meeting, the Shareholders voted on the following items:
Proposal No. 1 - Election of Directors if Merger Closed Prior to Annual Meeting
Effective March 13, 2020, the Company completed the acquisition of AK Steel Holding Corporation (“AK Steel”) as contemplated by the Agreement and Plan of Merger dated as of December 2, 2019, by and among the Company, AK Steel and Pepper Merger Sub Inc. (the "Merger"). Given that the Merger closed on March 13, 2020 (the “Closing Date”), and such Closing Date was prior to the Annual Meeting, Proposal No. 1 was the relevant proposal for the election of directors. Accordingly, Proposal No. 2, which would have applied only if the Closing Date was subsequent to the Annual Meeting, has no effect. All of the Company's nominees were elected as directors by the votes indicated below for a term that will expire on the date of the 2021 annual meeting of Shareholders:

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
John T. Baldwin	118,485,309	5,329,013	99,508,793
Robert P. Fisher, Jr.	118,396,366	5,417,956	99,508,793
William K. Gerber	118,899,923	4,914,399	99,508,793
Lourenco Goncalves	117,757,424	6,056,898	99,508,793
Susan M. Green	117,227,215	6,587,107	99,508,793
M. Ann Harlan	118,971,516	4,842,806	99,508,793
Ralph S. Michael, III	118,267,960	5,546,362	99,508,793
Janet L. Miller	118,274,315	5,540,007	99,508,793
Eric M. Rychel	118,465,747	5,348,575	99,508,793
Gabriel Stoliar	118,953,167	4,861,155	99,508,793
Douglas C. Taylor	117,424,709	6,389,613	99,508,793
Arlene M. Yocum	118,965,220	4,849,102	99,508,793
Proposal No. 3 - Approval on an Advisory Basis of the Named Executive Officers' Compensation
This proposal, which was on an advisory basis, did not receive the affirmative vote of a majority of the voting power of the common shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote. The voting results were as follows:

FOR	40,132,773
AGAINST	80,187,080
ABSTAIN	3,494,469
BROKER NON-VOTES	99,508,793
Proposal No. 4 - Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2020
This proposal received an affirmative vote of more than a majority of the shares present, in person or represented by proxy, and entitled to vote. The voting results were as follows:

FOR	217,742,408
AGAINST	3,805,449
ABSTAIN	1,775,258

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	April 24, 2020	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary